CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : September 1998

Beginning of the Month Principal Receivables :                                                                  10,828,727,193.65
                                                                                                              -------------------
Beginning of the Month Finance Charge Receivables :                                                                326,989,547.82
                                                                                                              -------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                              -------------------
Beginning of the Month Total Receivables :                                                                      11,155,716,741.47
                                                                                                              -------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                              -------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                              -------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                              -------------------

Additional Principal Receivables :                                                                                 401,237,480.93
                                                                                                              -------------------
Additional Finance Charge Receivables :                                                                                161,621.21
                                                                                                              -------------------
Additional Total Receivables :                                                                                     401,399,102.14
                                                                                                              -------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                              -------------------

End of the Month Principal Receivables :                                                                        10,577,286,056.19
                                                                                                              -------------------
End of the Month Finance Charge Receivables :                                                                      327,059,971.37
                                                                                                              -------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                              -------------------
End of the Month Total Receivables :                                                                            10,904,346,027.56
                                                                                                              -------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                              -------------------
Adjusted Invested Amount of all Master Trust Series                                                              9,612,202,518.90
                                                                                                              -------------------

End of the Month Seller Percentage                                                                                          9.12%
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : September 1998                                                              ACCOUNTS             RECEIVABLES
                                                                                             --------             -----------

End of the Month Delinquencies :

     30 - 59 Days Delinquent                                                                       140,093         197,890,848.06
                                                                                        ------------------    -------------------
     60 - 89 Days Delinquent                                                                        83,518         124,596,105.73
                                                                                        ------------------    -------------------
     90 + Days Delinquent                                                                          160,258         248,176,078.82
                                                                                        ------------------    -------------------

     Total 30 + Days Delinquent                                                                    383,869         570,663,032.61
                                                                                        ------------------    -------------------

     Delinquencies 30+ Days as a Percent of End of the Month Total Receivables                                              5.23%
                                                                                                              -------------------

Defaulted Accounts During the Month                                                                 50,596          63,106,156.83
                                                                                        ------------------    -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        6.99%
                                                                                                              -------------------

Total Collections and Gross Payment Rate                                                  1,168,890,556.93                 10.48%
                                                                                        ------------------    -------------------

Collections of Principal Receivables and Principal Payment Rate                             972,023,365.67                  8.98%
                                                                                        ------------------    -------------------

     Prior Month Billed Finance Charge and Fees                                             166,747,836.42
                                                                                        ------------------
     Amortized AMF Income                                                                    10,639,710.78
                                                                                        ------------------
     Interchange Collected                                                                    8,925,817.88
                                                                                        ------------------
     Recoveries of Charged Off Accounts                                                      12,898,744.38
                                                                                        ------------------
     Collections of Discounted Receivables                                                            0.00
                                                                                        ------------------

Collections of Finance Charge Receivables and Annualized Yield                              199,212,109.46                 22.08%
                                                                                        ------------------    -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : September 1998

Beginning Unamortized AMF Balance                                                                                   64,327,697.05
                                                                                                              -------------------
   + AMF Slug for Added Accounts                                                                 1,527.90
                                                                                        -----------------
   + AMF Collections                                                                         8,294,792.58
                                                                                        -----------------
   - Amortized AMF Income                                                                   10,639,710.78
                                                                                        -----------------
Ending Unamortized AMF Balance                                                                                      61,984,306.75
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : SEPTEMBER 1998

Gross Principal Payment Rate                                                                        8.98%
                                                                                        -----------------

May 17, 1994   3% DISCOUNT OF Addition                                                                              50,184,973.92
                                                                                                              -------------------
     Total Discounted Receivables Collections as of Beginning of Month                      50,184,973.92
                                                                                        -----------------
     Collections of Discounted Receivables Current Month                                             0.00
                                                                                        -----------------
Discounted Receivables to be Collected                                                                                       0.00
                                                                                                              -------------------






                                                /s/ Douglas C.H. Adamson
                                                ----------------------------
                                                Douglas C.H. Adamson
                                                Securitization Manager





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